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                                                         Exhibit 10.22
                                                         of Form 10KSB

     SYNTHETECH, INC.                                    PURCHASE
                                                            ORDER
     1290 Industrial Way PO Box 646
     Albany, Oregon 97321
     Ph: 541-967-6575
     FAX: 541-967-9424

The following number must appear on all related
correspondence, shipping papers, and invoices:
P.O. NUMBER:  42472

To:  Oregon Industrial Contractors, Inc.       Ship To:
Synthetech, Inc.
     P.O. Box B                                1290 Industrial Way
     Albany, Oregon 97321                      Albany, Oregon
     Ph: 541-928-2901                          Ph: 541-967-6575
     Fax: 541-928-7759

 P.O. DATE    REQUISITIONER    SHIP VIA   F.O.B. POINT        TERMS
May 7, 1997        MRM            NA           NA         See Quotation


 QTY                                  DESCRIPTION   UNIT PRICE  TOTAL

          Contractor shall provide the labor, tools, equipment and
          material specified for the piping, equipment installation and work platforms as specified by drawings and written specifications supplied by Synthetech.Price per Oregon Industrial Contractors, Inc. Quotation Dated
          April 30, 1997      T&M NOT TO EXCEED               $626,276

                                                  SUBTOTAL    $626,276

                                                 SALES TAX

                                     SHIPPING AND HANDLING

                                                     OTHER

                                                     TOTAL    $626,276
1.  Please send two copies of your invoice.
2.  Reference the P.O. number on the invoice.

                                             \s\ Mitchell R. McVay
                                        X
                                             Authorized by
                                             Date:  May 2, 1997